AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 2026

REGISTRATION NOS. 333-122901

811-21719

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________________

FORM N-1A

___________________________

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 1255	☒
AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 1268	☒

___________________________

INVESTMENT MANAGERS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

___________________________

235 W. Galena Street
Milwaukee, WI 53212
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (626) 385-5777

Diane J. Drake
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, CA 91740
(Name and Address of Agent for Service)

___________________________

COPIES TO:

Laurie Anne Dee
Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, CA 92626

___________________________

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485; or
☒	on January 31, 2026 pursuant to paragraph (b) of Rule 485; or
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485;
☐	on ______________ pursuant to paragraph (a)(1) of Rule 485; or
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
☐	on ______________ pursuant to paragraph (a)(2) of Rule 485; or
☐	on ______________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

☒	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Ironclad Managed Risk Fund
(Ticker Symbol: IRONX)

PROSPECTUS

January 31, 2026

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.IroncladFunds.com

Ironclad Managed Risk Fund
A series of Investment Managers Series Trust (the “Trust”)

This Prospectus sets forth basic information about the Fund that you should know before investing. It should be read and retained for future reference.

The date of this Prospectus is January 31, 2026.

SUMMARY SECTION

Investment Objectives

The investment objectives of the Ironclad Managed Risk Fund (the “Fund”) are to seek current income and gains.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15
Wire fee	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.10%
Distribution (Rule 12b-1) fees	None
Other expenses	0.21%
Acquired fund fees and expenses	0.03%
Total annual fund operating expenses[1]	1.34%
Fees waived and/or expenses reimbursed	(0.06)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1,2]	1.28%

1      The total annual fund operating expenses and total annual fund operating expenses after waiving fees and/or reimbursing expenses do not correlate to the ratio of expenses to average net assets in the financial highlights, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

2      The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.25% of the average daily net assets of the Fund. This agreement is in effect as long as the investment advisory agreement for the Fund is in effect, and it may be terminated only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$130	$406	$702	$1,545

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of all securities whose maturity or expiration date at time of acquisition were one year or more in accordance with Item 13 of Form N-1A.

Principal Investment Strategies

Under normal circumstances, the Fund’s primary strategy consists of purchasing and selling put and call options on equity indexes and exchange traded funds (“ETFs”). The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit its participation in the gains of the underlying assets. The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The Fund’s investment advisor seeks to reduce the overall volatility of returns by managing a portfolio of options.

A call option gives the purchaser of the option, upon payment of a premium to the seller, the right to buy the underlying asset from the seller at a specified price over a defined period of time. A put option gives the purchaser of the option, upon payment of a premium to the seller, the right to sell the underlying asset to the seller at a specified price over a defined period of time. The Fund may purchase and sell put and call options to adjust the risk and return of its overall investment positions. When the Fund’s investment advisor believes the value of an underlying asset will decline, the Fund may purchase a put option to profit from the decline. Similarly, when the advisor anticipates an increase in the value of an underlying asset, the Fund may purchase a call option with respect to that asset.

The Fund’s investment advisor determines the Fund’s exposure to each option by evaluating metrics associated with the valuation of options, including, but not limited to, volatility, time to expiration and the relationship of the exercise price to the market price of the underlying asset. All option positions held by the Fund are exchange-traded and backed by the Options Clearing Corporation (“OCC”). In general, exchange-traded options have standardized exercise prices and expiration dates, which require the parties to post collateral against their obligations. Consequently, all option positions sold by the Fund may be collateralized with other options, cash, cash equivalents (for example, U.S. Treasury Bills, money market fund shares, etc.), and other investments that may serve as collateral.

The Fund may take a defensive position when the Fund’s investment advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objectives. When taking a defensive position, the Fund may invest up to 100% of its assets in cash, cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations, or ETFs and/or mutual funds that invest in debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a defensive position, the Fund may not achieve its investment objectives.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of the principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider the risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

Market Risk.    The market prices of securities or investments may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illnesses or other public health issues, natural disasters or climate events, or other events could have a significant impact on the prices of securities and investments. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Options Risk.    The value of the Fund’s positions in options will fluctuate in response to changes in the values of the assets they track, among other factors. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. The value of a put option generally decreases as the underlying asset increases in value and increases as the underlying asset decreases in value. The risk associated with selling a put option is that the market value of the underlying security could decrease and the option could be exercised, obligating the seller of the put option to settle the transaction at an exercise price that is higher than the prevailing market price. The value of a call option generally increases as the underlying asset increases in value and decreases as the underlying asset decreases in value. The risk associated with selling a call option is that the market value of the underlying security could increase and the option could be exercised, obligating the seller of the call option to settle the transaction at an exercise price that is lower than the prevailing market price. Written call and put options may limit the Fund’s participation in equity market gains and may amplify losses in market declines. When buying options, risk is limited to the premium paid for the option. Purchased put and call options may expire worthless. Gains or losses from options can be substantially greater than the option’s original premium, and can therefore involve leverage. The selling of options is a highly specialized activity that entails greater than ordinary investment risks.

Equity Risk.    The value of an equity market index tends to fluctuate based on price movements in the broader securities markets due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities listed on the index participate, or factors relating to specific companies listed on the index.

ETF and Mutual Fund Risk.    Investing in ETFs or mutual funds will provide exposure to the benefits/risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs and mutual funds, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Issuer Risk.    Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The prices of, and income generated by, securities held by the Fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulation affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors related to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or another event affecting a single issuer. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. At times, the Fund may invest more significantly in a single issuer, which could increase the Fund’s volatility and the risk of loss arising from the factors described above.

Fixed Income Securities Risk.    The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Interest Rate Risk.    Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and lower-rated securities are more volatile than higher-rated securities.

Credit Risk.    The issuer of a fixed income security held by the Fund may be unable or unwilling to make timely payments of interest or principal.

Ratings Risk.    A credit rating only reflects the view of the originating rating agency. Changes to or the withdrawal of a rating may result in the security becoming less liquid or losing value.

Cybersecurity Risk.    Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries), to suffer data breaches, data corruption or lose operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. The use of artificial intelligence and machine learning could exacerbate these risks. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Management and Strategy Risk.    Investment strategies employed by the advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with the average annual total returns of the S&P 500 Index and the CBOE One-Week PutWrite Index. The S&P 500 Index has been included as a broad-based securities market index in order to satisfy regulatory requirements. The Fund also compares its performance with the returns of the CBOE S&P 500 One-Week PutWrite Index, which the Fund’s investment advisor believes is the most suitable performance benchmark for comparison to the Fund’s performance in light of the Fund’s investment strategies. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.IroncladFunds.com.

Calendar-Year Total Return (before taxes)

For each calendar year at net asset value per share (“NAV”)
Highest Calendar Quarter Return:	7.52%	Quarter Ended 12/31/22
Lowest Calendar Quarter Return:	(5.15)%	Quarter Ended 12/31/18
Average Annual Total Returns for periods ended December 31, 2025	One Year	Five Years	Ten Years
Return Before Taxes	10.57%	9.73%	7.00%
Return After Taxes on Distributions*	10.55%	8.43%	5.62%
Return After Taxes on Distributions and Sale of Fund Shares*	6.27%	7.25%	5.08%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
CBOE S&P 500 One-Week PutWrite Index (reflects no deduction for fees, expenses or taxes)	8.94%	4.44%	3.22%

*       After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Ironclad Investments LLC (the “Advisor”)

Portfolio Manager

Rudy Aguilera serves as the Portfolio Manager of the Fund and has been primarily responsible for the day-to-day management of the Fund’s portfolio since its inception on October 14, 2010.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Objectives

The Fund’s investment objectives are to seek current income and gains. There is no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the Statement of Additional Information (“SAI”).

Principal Investment Strategies

Under normal circumstances, the Fund’s primary strategy consists of purchasing and selling put and call options on equity indexes and ETFs. The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit its participation in the gains of the underlying assets. The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The Fund’s investment advisor seeks to reduce the overall volatility of returns by managing a portfolio of options.

A call option gives the purchaser of the option, upon payment of a premium to the seller, the right to buy the underlying asset from the seller at a specified price over a defined period of time. A put option gives the purchaser of the option, upon payment of a premium to the seller, the right to sell the underlying asset to the seller at a specified price over a defined period of time. When the Fund sells a call/put option on an index and the index increases/decreases in value, the purchaser of the call/put option has the right to exercise the option, obligating the Fund to make a cash payment equal to the difference between the option’s exercise price and the prevailing index value. When the Fund sells a call/put option on an ETF and the ETF increases/decreases in value, the purchaser of the call/put option has the right to exercise the option, obligating the Fund to sell/purchase the ETF at an exercise price that is lower/higher than the prevailing market price.

The Fund may purchase and sell put and call options to adjust the risk and return of its overall investment positions. When the Fund’s investment advisor believes the value of an underlying asset will decline, the Fund may purchase a put option to profit from the decline. Similarly, when the advisor anticipates an increase in the value of an underlying asset, the Fund may purchase a call option with respect to that asset.

The Fund’s investment advisor determines the Fund’s exposure to each option by evaluating metrics associated with the valuation of options, including, but not limited to, volatility, time to expiration and the relationship of the exercise price to the market price of the underlying asset. All option positions held by the Fund are exchange-traded and backed by the OCC. In general, exchange-traded options have standardized exercise prices and expiration dates, which require the parties to post collateral against their obligations. Consequently, all option positions sold by the Fund may be collateralized with other options, cash, cash equivalents (for example, U.S. Treasury Bills, money market fund shares, etc.), and other investments that may serve as collateral.

The Fund may take a defensive position when the Fund’s investment advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objectives. When taking a defensive position, the Fund may invest up to 100% of its assets in cash, cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations, or ETFs and/or mutual funds that invest in debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a defensive position, the Fund may not achieve its investment objectives.

Principal Risks of Investing

The Fund’s principal risks are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Market Risk.    The market prices of securities or investments may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. The market prices of securities or investments also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illnesses or other public health issues, natural disasters or climate events, or other events could have a significant impact on the prices of securities and investments. Such events could make identifying investment risks and opportunities especially difficult for the Advisor. In response to certain crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Options Risk.    The value of the Fund’s positions in options will fluctuate in response to changes in the values of the assets they track, among other factors. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. The value of a put option generally decreases as the underlying asset increases in value and increases as the underlying asset decreases in value. The risk associated with selling a put option is that the market value of the underlying security could decrease and the option could be exercised, obligating the seller of the put option to settle the transaction at an exercise price that is higher than the prevailing market price. The value of a call option generally increases as the underlying asset increases in value and decreases as the underlying asset decreases in value. The risk associated with selling a call option is that the market value of the underlying security could increase and the option could be exercised, obligating the seller of the call option to settle the transaction at an exercise price that is lower than the prevailing market price. Written call and put options may limit the Fund’s participation in equity market gains and may amplify losses in market declines. When buying options, risk is limited to the premium paid for the option. Purchased put and call options may expire worthless. Gains or losses from options can be substantially greater than the option’s original premium, and can therefore involve leverage. The selling of options is a highly specialized activity that entails greater than ordinary investment risks.

Equity Risk.    Investments in the equity markets involve substantial risks, as equity securities may be subject to wide and sudden fluctuations in value, with a resulting fluctuation in the amount of profits and losses. The value of an equity market index tends to fluctuate based on price movements in the broader securities markets due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities listed on the index participate, or factors relating to specific companies listed on the index.

ETF and Mutual Fund Risk.    Investing in ETFs or mutual funds will provide exposure to the benefits/risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Issuer Risk.    Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The prices of, and income generated by, securities held by the Fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulation affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors related to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or another event affecting a single issuer. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. To the extent that the securities of issuers in the same or related industries or sectors behave similarly to each other, and these issuers make up a sizeable portion of the market, events affecting one issuer, industry or sector or the securities markets generally may have a larger impact. If such issuers represent a substantial portion of major market indices, a downturn in their stock prices may have a disproportionate adverse effect on the overall equity markets, even if other segments of the market perform well. At times, the Fund may invest more significantly in a single issuer, which could increase the Fund’s volatility and the risk of loss arising from the factors described above.

Fixed Income Securities Risk.    The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer, including governments. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower-rated securities more volatile than higher-rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Interest Rate Risk.    Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower-rated securities more volatile than higher-rated securities.

Credit Risk.    The issuer of a fixed income security held by the Fund may be unable or unwilling to make timely payments of interest or principal.

Ratings Risk.    A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Cybersecurity Risk.    Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, and prevent shareholders from redeeming their shares. The use of artificial intelligence and machine learning could exacerbate these risks. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Management and Strategy Risk.    The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Form N-CSR filings and in its monthly holdings report on Form N-PORT.

MANAGEMENT OF THE FUND

Investment Advisor

Ironclad Investments LLC is the Fund’s investment advisor and provides investment advisory services to the Fund pursuant to an investment advisory agreement between the Advisor and the Trust (the “Advisory Agreement”). The Advisor was founded in August 2010 and its principal address is 190 Independence Lane, Suite 2D, Maitland, Florida 32751. The Advisor was founded and is controlled by Rudy Aguilera. The Advisor currently does not manage any other assets.

The Advisor provides the Fund with advice on buying and selling securities. The Advisor also furnishes the Fund with office space and certain administrative services. The Advisor is entitled to receive from the Fund an annual management fee that decreases as assets increase, as follows: 1.10% on the first $1 billion, 1.05% on the next $2 billion, and 1.00% on assets in excess of $3 billion, calculated daily and payable monthly, of the Fund’s average daily net assets. For the fiscal year ended September 30, 2025, the Advisor received a management fee of 1.04% of the Fund’s average daily net assets after waiving fees pursuant to its expense limitation agreement with the Trust on behalf of the Fund.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement is in the Fund’s Annual Report to shareholders dated September 30, 2025.

Portfolio Manager

Rudy Aguilera is primarily responsible for the day-to-day management of the Fund’s portfolio.

Rudy Aguilera has served as the Advisor’s Chief Investment Officer and Portfolio Manager since its founding in August 2010. From 2004 to 2010, Mr. Aguilera was a Principal of Helios, LLC (Helios) where he served as the Chief Investment Officer and was tasked with the development and implementation of the firm’s investment models. Previously, Mr. Aguilera led lectures on risk management for investment professionals at the Chicago Board Options Exchange (CBOE).

The SAI provides additional information about the Portfolio Manager’s method of compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Fund securities.

Other Service Providers

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (the “Distributor”), is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Advisor or any other service provider for the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s Independent Trustees; insurance (including Trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses;

taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.25% of the average daily net assets of the Fund. This agreement is in effect as long as the Advisory Agreement for the Fund is in effect, and it may be terminated only by the Trust’s Board of Trustees.

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

YOUR ACCOUNT WITH THE FUND

Share Price

The offering price of the Fund’s shares is its NAV. The Fund’s NAV is calculated as of the close of regular trading on the primary exchange on which the securities are listed on any day that the NYSE is open for trading. The Fund’s NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of outstanding shares of the Fund. The Fund’s NAV may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays.

The Fund’s securities generally are valued at market prices. Securities are valued at fair value when market quotations are not readily available. The Board has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on the judgment of the Advisor, and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made by the Advisor, in good faith, in accordance with procedures approved by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

Purchasing Fund Shares

This Prospectus offers one class of shares of the Fund.

To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a financial supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their designees) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums.

You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Additional Investments

Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at the Fund’s discretion. You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below, under the heading “Methods of Buying — By Mail.” Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates. Please follow the procedures described in this Prospectus.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities, including the name, residential address, date of birth and Social Security Number of the underlying beneficial owners and authorized control persons of entity owners. Applications without such information will not be considered in good order. The Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase, or as an offer to sell, shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in the Fund at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will be made 15 days after the Transfer Agent receives your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-(888)-979-IRON (4766) at least five days prior to the date of the next AIP transfer. The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for the Fund’s shares will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Ironclad Managed Risk Fund. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. dollars and drawn on U.S. financial institutions.

Methods of Buying
Through a broker-dealer or other financial intermediary

The Fund is offered through certain approved financial intermediaries (and their designees). The Fund is also offered directly. A purchase order placed with a financial intermediary or its authorized designee is treated as if such order were placed directly with the Fund and will be deemed to have been received by the Fund when the financial intermediary or its authorized designee receives the order and executed at the next NAV calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its designee’s) name. The Fund may pay your financial intermediary (or its designee) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may charge its individual clients transaction fees which may be in addition to those described in this Prospectus. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information. The Fund has authorized one or more brokers to receive purchase orders on its behalf.

By mail

The Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. dollars and drawn on U.S. financial institutions.

To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail Ironclad Managed Risk Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Ironclad Managed Risk Fund 235 West Galena Street Milwaukee, Wisconsin 53212
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone

To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-(888)-979-IRON (4766) and you will be allowed to move money in amounts of at least $500 but not greater than $50,000, from your bank account to the Fund’s account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day, shares will be purchased in your account at the NAV calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.

Methods of Buying
By wire

To open an account by wire, a completed account application form must be received by the Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instructions that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

UMB Bank, n.a. ABA Number 101000695
For credit to Ironclad Managed Risk Fund A/C # 9871916782
For further credit to: Your account number Fund Name Name(s) of investor(s) Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-(888)-979-IRON (4766) to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares
Through a broker-dealer or other financial intermediary

If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. Such financial intermediaries are authorized to designate other financial intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized designee) receives the order. The financial intermediary (or its authorized designee) must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day, or on a day when the Fund does not value its shares, will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary (or its authorized designee) may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below. The Fund has authorized one or more brokers to receive redemption orders on its behalf.

Selling (Redeeming) Fund Shares
By mail

You may redeem shares purchased directly from the Fund by mail. Send your written redemption request to Ironclad Managed Risk Fund at the address indicated below. Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians (i.e., corporate resolutions dated within 60 days or trust documents indicating proper authorization).

	Regular Mail Ironclad Managed Risk Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Ironclad Managed Risk Fund 235 West Galena Street Milwaukee, Wisconsin 53212
A Medallion signature guarantee must be included if any of the following situations apply:

•   You wish to redeem more than $50,000 worth of shares;

•   When redemption proceeds are sent to any person, address or bank account not on record;

•   If a change of address was received by the Transfer Agent within the last 15 days;

•   If ownership is changed on your account; or

•   When establishing or modifying certain services on your account.

By telephone

To redeem shares by telephone, call the Fund at 1-(888)-979-IRON (4766) and specify the amount of money you wish to redeem. You may have a check sent to the address of record or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares worth up to $50,000 by instructing the Fund by phone at 1-(888)-979-IRON (4766). Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for, or to change, telephone redemption privileges.

Note: The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

•   The Fund account number;

•   The name in which his or her account is registered;

•   The Social Security Number or Taxpayer Identification Number under which the account is registered; and

•   The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $2,500 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record or will send the payment via electronic funds transfer through the ACH network directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-(888)-979-IRON (4766). The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized designee receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized designee before the close of the regular trading session of the NYSE (generally 4:00 p.m. Eastern Time) will usually be sent to the address of record or the bank you indicate, or wired using the wire instructions on record on the following business day. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.

If you purchase shares using a check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

IRA and retirement plan redemptions from accounts for which UMB Bank, n.a. is the custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a. Shareholders who hold shares of the Fund through an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Fund generally pays sale (redemption) proceeds in cash. The Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Fund may utilize a temporary overdraft facility offered through its custodian, UMB Bank, n.a., in order to assist the Fund in meeting redemption requests. These methods may be used during both normal and stressed market conditions.

The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information

Federal tax law requires that regulated investment companies, such as the Fund, report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. For all shareholders using a method other than the specific tax lot identification method, the Fund first redeems shares you acquired on or before December 30, 2011, and then applies your elected method to shares acquired after that date. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities on the Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in the Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

Redemption Fee

You will be charged a redemption fee of 2.00% of the value of the Fund shares being redeemed if you redeem your shares of the Fund within 30 days of purchase. The FIFO method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from the sale proceeds and is retained by the Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to a shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any such plan, to comply with minimum distribution requirements, (v) effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, (vi) effected pursuant to an automatic non-discretionary rebalancing program, (vii) effected pursuant to the SWP, or (viii) by the Fund with respect to accounts falling below the minimum initial investment amount. The Trust reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of the Fund.

Monitoring Trading Practices

The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of the Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above. In general, the Fund reserves the right to:

•     vary or waive any minimum investment requirement;

•     refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;

•     reject any purchase request for any reason (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•     delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

•     reject any purchase or redemption request that does not contain all required documentation; and

•     subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Prospectus and Shareholder Report Mailings

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

Additional Information

The Fund enters into contractual arrangements with various parties, including among others the Advisor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event.

Distributions of net investment income, other than distributions the Fund reports as “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net short-term capital gains are also generally taxable at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Since the Fund’s income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of the dividends paid by the Fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to non-corporate shareholders on “qualified dividend income.”

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared. Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

FINANCIAL HIGHLIGHTS

The Fund’s Financial Highlights information for the fiscal year ended September 30, 2025, is incorporated in this Prospectus by reference to the Fund’s Annual Financials and Other Information, which are included as part of the Fund’s most recent Form N-CSR. The Fund’s Form N-CSR filings can be located on the SEC’s website, and the Fund’s Annual Financials and Other Information are available upon request (see back cover).

Investment Advisor
Ironclad Investments LLC
190 Independence Lane, Suite 2D
Maitland, Florida 32751

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Distributor
IMST Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101
www.foreside.com

Counsel to the Trust
Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, California 92626

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 S. 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

Ironclad Managed Risk Fund

A series of Investment Managers Series Trust

FOR MORE INFORMATION

Statement of Additional Information (SAI)

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. The SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus, even though it is not physically within this Prospectus.

Shareholder Reports and Financials and Other Information

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders as well as the Fund’s Financials and Other Information, which are each included in the Fund’s Form N-CSR filings. In the Fund’s annual report, you will find a discussion of the key market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year. In the Fund’s Financials and Other Information, you will find the Fund’s annual and semi-annual financial statements.

The Fund’s SAI, annual and semi-annual reports, and Financials and Other Information are available, free of charge, on the Fund’s website at www.IroncladFunds.com. You can also obtain a free copy of the Fund’s SAI or annual and semi-annual reports, request other information, or inquire about the Fund by contacting an approved financial intermediary or by calling the Fund (toll-free) at 1-(888)-979-IRON (4766) or by writing to:

Ironclad Managed Risk Fund
P.O. Box 2175
Milwaukee, Wisconsin 53201

Reports and other information about the Fund are also available:

•     Free of charge on the SEC’s EDGAR Database on the SEC’s Internet site at www.sec.gov;

•     For a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act file number 811-21719.)

Statement of Additional Information

January 31, 2026

Ironclad Managed Risk Fund (Ticker Symbol: IRONX)
A series of Investment Managers Series Trust

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus of the Ironclad Managed Risk Fund (the “Fund”), dated January 31, 2026, as may be amended or supplemented from time to time. The Fund is a series of Investment Managers Series Trust (the “Trust”). Ironclad Investments LLC (the “Advisor”) is the investment advisor to the Fund. The Fund’s audited financial statements for the fiscal year ended September 30, 2025, are incorporated in this SAI by reference to the Fund’s Annual Financials and Other Information, which are included as part of the Fund’s most recent Form N-CSR filing. A copy of the Fund’s Prospectus, Annual Report, Semi-Annual Report, and Financials and Other Information can be obtained by contacting the Fund at the address or telephone number specified below.

Ironclad Managed Risk Fund
P.O. Box 2175
Milwaukee, Wisconsin 53201
1-(888)-979-IRON (4766)

THE TRUST AND THE FUND

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust currently consists of a number of series of shares of beneficial interest. This SAI relates only to the Fund and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Fund is classified as a diversified fund, which means that it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, government securities, and securities of other investment companies. The Fund’s classification as a diversified fund may only be changed with the approval of the Fund’s shareholders.

INVESTMENT STRATEGIES, POLICIES AND RISKS

Descriptions in this SAI of particular investment practices or techniques in which the Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing the Fund’s portfolio assets. The Advisor may in its discretion at any time employ such practices, techniques or instruments for the Fund. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but to the extent employed, could from time to time have a material impact on the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

Options Transactions

Selling Call and Put Options.    The Fund may sell call and put options. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period.

To terminate its position as a writer of a call or put option, the Fund could enter into a “closing purchase transaction,” which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

Risks of Writing Options.    By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding. By selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

Purchasing Call or Put Options.    The Fund could purchase call options to protect against anticipated increases in the prices of securities. Alternatively, the Fund could purchase call options for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

Put options may be purchased to protect against anticipated declines in the market value of either specific securities or of the Fund’s assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

In any case, the purchase of options for capital appreciation would increase the Fund’s volatility by increasing the impact of changes in the market price of the underlying securities on the Fund’s net asset value per share (“NAV”).

Options on Stock Indexes.    The Fund may invest in options on stock indexes. Options on stock indexes are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash that depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction, or it may let the option expire unexercised.

Risks of Transactions in Options, Generally.    There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification of the Fund as a regulated investment company.

Government Obligations

The Fund may invest in U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Exchange-Traded Funds

The Fund may invest in ETFs. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as unit investment trusts (“UITs”). Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in large aggregations of shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities designated by the ETF, (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit designed to equalize the net asset value of the shares and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon the reorganization, merger, conversion or liquidation of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the investor will receive securities designated by the ETF (“Redemption Securities”) and a cash payment in an amount equal to the difference between the net asset value of the shares being redeemed and the net asset value of the Redemption Securities.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; public health emergencies (including widespread health crises such as the COVID-19 pandemic); China’s economic slowdown; expansion of government deficits and debt; bank failures; higher inflation; and military conflicts and wars, including Russia’s invasion of Ukraine and the conflicts among nations and militant groups in the Middle East. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

Investment Company Shares

The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, UITs and ETFs, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may acquire shares of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of the Fund’s total assets, and (iii) 10% of the value of the Fund’s total assets when combined with all other Underlying Fund shares held by the Fund. The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the shares of another investment company. These changes include, in part, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits, the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act, which permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Rule 12d1-4, among other things, (1) applies to both “acquired funds” and “acquiring funds,” each as defined under the rule; (2) includes limits on control and voting of acquired funds’ shares; (3) requires that the investment advisers of acquired funds and acquiring funds relying on the rule make certain specified findings based on their evaluation of the relevant fund of funds structure; (4) requires acquired funds and acquiring funds that are relying on the rule, and which do not have the same investment adviser, to enter into fund of funds investment agreements, which must include specific terms; and (5) includes certain limits on complex fund of funds structures.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire the shares of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

●         The Fund may own an unlimited amount of the shares of any registered open-end fund or registered UIT that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any shares of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

●         The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

●         the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

●         each Underlying Fund is not obligated to redeem more than 1% of its total outstanding shares during any period less than 30 days; and

●         the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company shares results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the shares of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Cybersecurity Risk

Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Fund or the Advisor, Custodian, Transfer Agent, intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cybersecurity plans or systems implemented by its service providers.

Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

OTHER INVESTMENT STRATEGIES, POLICIES AND RISKS

The Fund may invest in any of the following securities and instruments:

Short-Term Investments

Certificates of Deposit, Bankers’ Acceptances and Time Deposits.    The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank, or savings and loan association for a definite period of time that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. The Fund may only acquire certificates of deposit, bankers’ acceptances, and time deposits issued by commercial banks or savings and loan associations that, at the time of the Fund’s investment, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such obligations are fully insured by the U.S. government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions, government policy (including emergency reasons) and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, are limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.    The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P Global Ratings (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor may actively expose the Fund to credit risk. However, there can be no guarantee that the Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Common Stock

The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has significant appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Foreign Investments

The Fund may invest in foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets. Additionally, the imposition of sanctions, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. dollars of any foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. dollars required to meet such expenses.

The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Europe – Recent Events

Most developed countries in Western Europe are members of the European Union (the “EU”), and many are also members of the European Monetary Union (“EMU”), and most EMU members are part of the euro zone, a group of EMU countries that share the euro as their common currency. Members of the EMU must comply with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any of these EMU restrictions or controls, as well as any of the following events in Europe, may have a significant impact on the economies of some or all European countries: (i) the default or threat of default by an EU member country on its sovereign debt, (ii) economic recession in an EU member country, (iii) changes in EU or governmental regulations on trade, (iv) changes in currency exchange rates of the euro, the British pound, and other European currencies, (v) changes in the supply and demand for European imports or exports, and (vi) high unemployment rates. In the recent past, European financial markets have experienced volatility and adverse trends due to concerns about economic downturns and/or rising government debt levels in certain European countries, which in turn negatively affected the euro’s exchange rate. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide. In the event that an EMU member defaults on its sovereign debt or exits from the EMU, especially if either such event occurs in a disorderly manner, the default or exit may adversely affect the value of the euro as well as the performance of other European economies and issuers.

Adverse economic and political events in one European country, including war, may have adverse effects across Europe. For example, the extent and duration of Russia’s military invasion of Ukraine, initiated in February 2022, and the broad-ranging economic sanctions levied against Russia by the United States, the European Union, the United Kingdom, and other countries, remain unknown, but these events could have a significant adverse impact on Europe’s overall economy.

United Kingdom Exit from the EU.    On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU (commonly referred to as “Brexit”) and, after a transition period, left the EU single market and customs union under the terms of a new trade agreement, effective January 1, 2021. The effects of Brexit are also being shaped by the trade agreements that the UK negotiates with other countries and will depend largely upon the UK’s ability to negotiate favorable terms with the EU regarding trade and market access. Although the longer term political, regulatory, and economic consequences of Brexit are uncertain, Brexit has caused volatility in UK, EU, and global markets. The potential negative effects of Brexit on the UK and EU economies and the broader global economy include, among others, business and trade disruptions, increased volatility and illiquidity, currency fluctuations, and potentially lower economic growth of markets in the UK, EU, and globally, which could negatively impact the value of the Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the relationship between the UK and EU continues to be defined and the UK determines which EU laws to replace or replicate.

Russia’s Invasion of Ukraine.    Russia has attempted to assert its influence in Eastern Europe in the recent past through economic and military measures, including military incursions into Georgia in 2008 and eastern Ukraine in 2014, heightening geopolitical risk in the region and tensions with the West. On February 24, 2022, Russia initiated a large-scale invasion of Ukraine resulting in the displacement of millions of Ukrainians from their homes, a substantial loss of life, and the widespread destruction of property and infrastructure throughout Ukraine. In response to Russia’s invasion of Ukraine, the governments of the United States, Canada, Japan, the EU, the UK, and many other nations joined together to impose heavy economic sanctions on certain Russian individuals, including its political leaders, as well as Russian corporate and banking entities and other Russian industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, as well as other popular Russian exports, such as diamonds, seafood, and vodka. The EU, the UK and other countries have also placed restrictions on certain oil, energy, and luxury good imports from Russia. The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy.

General.    Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Developments in the China Region

Although China’s economy has experienced past periods of rapid growth, there is no assurance that such growth rates will recur. In particular, the growth rate of China’s economy had slowed over the years leading up to the global economic recession in 2020. China’s economy rebounded in 2021 as China recovered from the COVID-19 pandemic, but China’s economy grew at a slower rate in 2022 through 2024 than any year in the decade leading up to 2020. It remains unclear though whether these trends will continue in the future. In addition, China’s economic slowdown has negatively impacted the once rapidly growing Chinese real estate market, leading to the financial collapse of China’s largest real estate company. The slowdown in China’s real estate market has also resulted in local Chinese governments facing high levels of debt and fewer viable means to raise revenue, especially with the fall in demand for housing.

Despite attempts to restructure its economy towards consumption, China remains heavily dependent on exports. Reduction in spending on Chinese products and services, supply chain diversification, institution of additional tariffs, sanctions or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on both the Chinese economy and Chinese companies. Additionally, Chinese actions to lay claim to disputed islands have caused relations with certain of China’s trading partners to suffer, and could cause further disruption to regional and international trade. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. In the long run, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Emerging Markets

The Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation, or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards, which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; (xiv) certain considerations regarding the maintenance of the Fund’s securities with local brokers and securities depositories and (xv) the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation, or by withholding taxes imposed by emerging market countries on interest or dividends paid on securities held by the Fund or gains from the disposition of such securities.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, may be unable to inspect audit work and practices in certain countries. If the PCAOB is unable to oversee the operations of accounting firms in such countries, inaccurate or incomplete financial records of an issuer’s operations may not be detected, which could negatively impact the Fund’s investments in such company. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. It may also be difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts.

Many Chinese companies have created variable interest entities (“VIEs”) as a means to circumvent limits on foreign ownership of equity in Chinese companies. Investments in companies that use a VIE structure may pose additional risks because the investment is made through an intermediary entity that exerts control of the underlying operating business through contractual means rather than equity ownership and, as a result, may limit the rights of an investor. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIE structures are not formally recognized under Chinese law. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the VIE’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules, or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of the Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

There may also be restrictions on imports from certain countries, such as Russia, and dealings and transactions with certain Russian companies, officials, individuals, and state-sponsored entities. Further, there may be restrictions on investments in companies domiciled in certain countries, such as China and Russia. Such restrictions can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. Any of these factors may adversely affect the Fund’s performance or the Fund’s ability to pursue its investment objectives.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs may fail to qualify for the favorable federal income tax treatment generally available to them under the Code and may fail to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Debt Securities

The Fund may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead, payments “float” relative to a reference rate, such as the Secured Overnight Financing Rate (“SOFR”). This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s and/or BB or below by S&P or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes.    Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations.    Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity.    Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for the Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Advisor attempts to reduce the risks described above through diversification of the Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions.    Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including by keeping interest rates at historically low levels and by purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (i.e., “quantitative easing”). Similar steps were taken again in 2020 in an effort to support the economy during the coronavirus pandemic. In 2022, the Federal Reserve began to unwind its balance sheet by not replacing existing bond holdings as they mature (i.e., “quantitative tightening”). Also in 2022, the Federal Reserve began raising the federal funds rate in an effort to fight inflation. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives. Government interventions such as those described above may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings.    Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Futures Contracts

The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission (“CFTC”) under which the Trust would be exempt from registration as a “commodity pool.”

An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made.

Currently, securities index futures contracts can be purchased with respect to several indexes on various exchanges. Differences in the securities included in the indexes may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker’s name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, when the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested (“anticipatory hedge”). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund’s securities (“defensive hedge”). To the extent that the Fund’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily, transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

Special Risks Associated with Futures Contract Transactions.    There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

Successful use of futures contracts is also subject to the Advisor’s ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

There is no assurance that an active market will exist for futures contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Options on Futures Contracts.    The Fund may also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a “put bear spread”) to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

Risks of Transactions in Options on Futures Contracts.    In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to the Fund when the use of a future contract would not.

Additional Risks of Options, Futures Contracts and Options on Futures Contracts.    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Advisor.

The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), signed into law in 2010, granted significant authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Fund.

Effective August 19, 2022, the Fund began operating under Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), which, among other things, governs the use of derivative instruments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. The Derivatives Rule requires investment companies that enter into derivatives transactions and certain other transactions that create future payment or delivery obligations to, among other things, (i) comply with a value-at-risk (“VaR”) leverage limit, and (ii) adopt and implement a comprehensive written derivatives risk management program. These and other requirements apply unless (a) the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets, or (b) the Fund does not engage in derivatives transactions as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The Derivatives Rule may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Options on Exchange-Traded Commodity Linked Securities

The Fund may purchase and sell options on exchange-traded commodity linked securities. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity.

Cryptocurrency Exposure

The Fund may purchase and sell options on exchange-traded products that hold bitcoin or other spot cryptocurrencies as a reference asset (“Cryptocurrency ETPs”). Cryptocurrency ETPs are relatively new investment products and, as a result, may have limited financial and operating histories. The Fund’s investment exposure to Cryptocurrency ETPs subjects the Fund to many of the same risks as an investment in a cryptocurrency. The value of shares in Cryptocurrency ETPs and their underlying cryptocurrency is subject to a number of factors, including the supply and demand for such cryptocurrency in the global market, the capabilities and development of blockchain technologies, cryptocurrencies’ dependence on the internet, other technologies, and the role played by key service providers, users, developers and other facilitators (e.g., miners), and the potential for malicious activity at various stages in the cryptocurrency investment cycle. Shares of Cryptocurrency ETPs may trade at premiums (i.e., the market price of the shares is more than the NAV) or discounts (i.e., the market price of the shares is less than the NAV), which may be significant. The risk that share prices differ from a Cryptocurrency ETP’s NAV and/or the price of a cryptocurrency is likely to increase during times of market volatility or stressed market conditions. Under such conditions, the market for shares of Cryptocurrency ETPs may become less liquid making it difficult for the Fund to either increase or decrease its investment exposure to Cryptocurrency ETPs. Extreme volatility affecting cryptocurrencies, such as bitcoin, may persist for extended periods and the value of the Fund’s investment exposure to a Cryptocurrency ETP may decline significantly without recovery. The shares of Cryptocurrency ETPs to which the Fund may have investment exposure are not registered under the 1940 Act, and therefore, do not afford investors the protections typical of investments in U.S. registered funds.

While the Fund will not invest directly in a cryptocurrency, the value of the Fund’s options on Cryptocurrency ETPs that invest in cryptocurrencies are subject to fluctuations in the value of cryptocurrencies, which may be highly volatile. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”), such as bitcoin, are digital assets designed to act as a medium of exchange. The value of cryptocurrencies is determined by supply and demand in the global cryptocurrency markets, which consist primarily of transactions of the respective cryptocurrencies on electronic exchanges or trading venues. Cryptocurrencies are relatively new, and their value is influenced by a wide variety of factors that are uncertain and difficult to evaluate, such as the infancy of their development, regulatory changes, a crisis of confidence, their dependence on technologies such as cryptographic protocols, their dependence on the role played by miners and developers and the potential for malicious activity (e.g., theft). Cryptocurrencies generally operate without central authority (such as a bank) and are not backed by any government. Cryptocurrencies are not legal tender. Currently, there is relatively limited use of cryptocurrencies in the retail and commercial marketplaces, which contributes to price volatility. Federal, state, and/or foreign governments may restrict the use and exchange of cryptocurrencies, and regulation in the United States is still developing. The market price of cryptocurrencies, including bitcoin, has been subject to extreme fluctuations. If cryptocurrency markets continue to be subject to sharp fluctuations, investors may experience losses. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss, and destruction. Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated and may therefore be more exposed to market manipulation, fraud, and failure than established, regulated exchanges for securities, derivatives, and other currencies. Investors in cryptocurrencies may have little or no recourse should such theft, fraud, or manipulation occur and could suffer significant losses. Additionally, holders of cryptocurrencies may not be able to access their wallets due to the loss, theft, compromise, or destruction of the private keys associated with the public addresses that hold the cryptocurrencies. Cryptocurrency transactions are irrevocable, and stolen or incorrectly transferred cryptocurrencies may be irretrievable. The Fund’s indirect exposure to cryptocurrencies subjects it to volatility experienced by the cryptocurrency exchanges and other cryptocurrency trading venues, which may adversely affect the value of the Fund. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers, or malware, which may also affect the price of cryptocurrencies and thus the Fund’s investment exposure to cryptocurrencies.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and the Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices.

The Fund may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the “1933 Act”), or an exemption from registration. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund’s inability to dispose of such securities promptly or at favorable prices.

The Fund may purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act. 4(a)(2) commercial paper typically has the same price and liquidity characteristics as commercial paper, except that the resale of 4(a)(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(a)(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(a)(2) commercial paper can be resold as easily as any other unrestricted security held by the Fund.

Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Advisor as the Fund’s LRMP administrator to administer such program, and will review no less frequently than annually a written report prepared by the Advisor that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact the Fund’s performance and its ability to seek its investment objectives.

The Fund will not purchase illiquid securities if, as a result of the purchase, more than 15% of the Fund’s net assets are invested in such securities. If at any time a portfolio manager and/or the Advisor determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the Fund’s portfolio manager and the Advisor will take such steps as they consider appropriate to reduce the percentage as soon as reasonably practicable.

Lending Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Large Shareholder Redemption Risk

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these account holders of their shares in the Fund may impact the Fund’s liquidity and net asset value. Such redemptions may also force the Fund to sell securities at a time when it would not otherwise do so, which may increase the Fund’s broker costs and impact shareholder taxes.

Temporary Investments

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. The Fund may not achieve its investment objectives during temporary defensive periods.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The Fund’s investment objectives are non-fundamental policies and may be changed without shareholder approval.

These restrictions provide that the Fund may not:

1.     Issue senior securities, borrow money or pledge its assets, except that the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

2.     Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3.     Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions or (b) as otherwise permitted by applicable law.

4.     Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use; (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry; (c) invest in securities that are secured by real estate or interests therein; (d) purchase and sell mortgage-related securities; (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities; and (f) invest as otherwise permitted by applicable law.

5.     Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

6.     Make loans of money or property to any person, except: (a) to the extent that securities or interests in which the Fund may invest are considered to be loans; (b) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s total assets; (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objectives, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Jill I. Mavro, Ashley Toomey Rabun, James E. Ross, and William H. Young are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustees:
Jill I. Mavro[a] (born 1972) Trustee	Since September 2025	Principal and Founder, Spoondrift Advisory, a consulting service for the asset management industry (2018 – present); Managing Director at Transaction Strategies, LLC (formerly CapWGlobal, LLC), a financial technology consulting company (2020 – 2025); Senior Managing Director (2015 – 2018), Managing Director (2012 – 2016), and Vice President (2004 – 2012), State Street Corporation, a financial services company.	1

BNY Mellon ETF Trust, a registered investment company (includes 10 portfolios); BNY Mellon ETF Trust II, a registered investment company (includes 2 portfolios); GoldenTree Opportunistic Credit Fund, a closed-end investment company.

Ashley Toomey Rabun[a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc. a financial services consulting firm (1996 – 2015).	1	Select Sector SPDR Trust, a registered investment company (includes 22 portfolios).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
James E. Ross[a] (born 1965) Trustee	Since December 2022

President, Winnisquam Capital LLC (2022 – present); Non-Executive Chairman and Director, Fusion Acquisition Corp. II, a special purpose acquisition company (March 2021 – present); Non-Executive Chairman and Director, Fusion Acquisition Corp., a special purpose acquisition company (June 2020 – September 2021); Executive Vice President, State Street Global Advisors, a global asset management firm (2012 – March 2020); Chairman and Director, SSGA Funds Management, Inc., a registered investment advisor (2005 – March 2020); Chief Executive Officer, Manager and Director, SSGA Funds Distributor, LLC, a broker-dealer (2017 – March 2020).

			1

SPDR Index Shares Funds, a registered investment company (includes 25 portfolios); SPDR Series Trust, a registered investment company (includes 85 portfolios); Select Sector SPDR Trust, a registered investment company (includes 22 portfolios); SSGA Active Trust, a registered investment company (includes 32 portfolios); Fusion Acquisition Corp II.

William H. Young[a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman NICSA, an investment management trade association (1993 – 1996).	1	None.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Interested Trustee:
Maureen Quill[a,f] (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, Investment Managers Series Trust III (June 2023 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – present); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	1	Investment Managers Series Trust III, a registered investment company (includes 8 portfolios); Source Capital, a closed-end investment company.
Officers of the Trust:
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).

			N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).

			N/A	N/A

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Michael Dziura[b] (born 1985) Chief Compliance Officer (“CCO”)	Since January 2025

Partner (July 2024 – present), Managing Director (2023 – 2024), and Director (2017 – 2023), Dziura Compliance Consulting, LLC; Chief Compliance Officer, Etna Capital Management Limited (2024 – present); Chief Compliance Officer, Westfuller Advisors, LLC (2023 – present), Chief Compliance Officer, Climate Finance Partners, LLC (2022 – present).

			N/A	N/A

a       Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b      Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

        Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c       Trustees and officers serve until their successors have been duly elected.

d      The Trust is comprised of 30 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.

e       “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.

f       Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Effective June 16, 2022, Eric M. Banhazl, who served as a Trustee of the Trust from January 2008 to June 14, 2022, is serving as a Trustee Emeritus of the Trust. As a Trustee Emeritus, Mr. Banhazl may attend the meetings of the Board of Trustees or any of its committees, but has no duties, powers or responsibilities with respect to the Trust.

Compensation

Each Independent Trustee receives a quarterly retainer of $40,000; $4,000 for each special meeting attended in person; $2,500 for each special in-person meeting attended by videoconference or teleconference in lieu of in-person attendance in accordance with SEC exemptive relief or to address particularly complex matters or matters requiring review of significant materials in advance of the meeting; and $1,500 for any other special meeting attended by videoconference or teleconference at which Board action is taken and/or materials were prepared for review. Each Independent Trustee also receives an additional annual retainer of $5,000 for serving on any committee of the Board of Trustees. In addition, Ms. Rabun receives an additional annual retainer of $35,000 for serving as Chairperson of the Board; Mr. Young receives an additional annual retainer of $15,000 for serving as Chairperson of the Audit Committee; and Mr. Ross receives an additional annual retainer of $15,000 for serving as Chairperson of the Nominating, Governance and Regulatory Review Committee (the “Nominating Committee”). The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

The Trustees may elect to defer payment of their compensation from the Fund pursuant to the Trust’s non-qualified Deferred Compensation Plan for Trustees which permits the Trustees to defer receipt of all or part of their compensation from the Trust. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid in cash at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

Name of Person/Position	Aggregate Compensation From the Fund[1,3]	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees[1,2,3]
Independent Trustees:
Jill I. Mavro, Trustee	$178	None	None	$8,778
Charles H. Miller, Trustee[4]	$3,233	None	None	$172,500
Ashley Toomey Rabun, Trustee and Chairperson	$3,847	None	None	$205,000
James E. Ross, Trustee and Nominating, Committee Chair	$3,335	None	None	$177,500
William H. Young, Trustee and Audit Committee Chair	$3,378	None	None	$180,000

1      For the fiscal year ended September 30, 2025.

2      There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series. For the Fund’s fiscal year ended September 30, 2025, the aggregate Independent Trustees’ fees for the Trust were $571,278.

3      Each Independent Trustee elected to defer payment of their compensation from the Fund under the Fund’s non-qualified Deferred Compensation Plan for Trustees under which Trustees may defer receipt of all or part of their compensation from the Fund. As of the fiscal year ended September 30, 2025, the total amount of deferred compensation payable to Ms. Mavro, Ms. Rabun, Mr. Miller, Mr. Young, and Mr. Ross was $8,778, $205,000, $172,500, $180,000 and $177,500 respectively.

4      Effective December 31, 2025, Mr. Miller retired as a Trustee of the Trust.

Ms. Quill is not compensated for her service as Trustee because of her affiliation with the Trust. Officers of the Trust are not compensated by the Fund for their services.

As a Trustee Emeritus of the Trust, Mr. Banhazl does not receive any compensation from the Trust; however, he is entitled to reimbursement of expenses related to his attendance at any meetings of the Board of Trustees or its committees.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. Ms. Rabun and Mr. Young were selected in November 2007, Ms. Quill was selected in June 2019, Mr. Ross was selected in December 2022, and Ms. Mavro was selected in September 2025. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Ms. Quill, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Ms. Quill, her position with UMB Fund Services, Inc., one of the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•     Ms. Mavro has extensive senior executive experience in the investment management industry, organizational management experience as a member of senior management, experience with advisers, private equity firms and broker dealers, and experience serving in board positions with funds, including multiple series trusts, similar to the Trust.

•     Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

•     Mr. Ross has significant senior executive experience with respect to marketing and distribution of mutual funds, including exchange-traded funds.

•     Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administration service providers, including multiple series trusts similar to the Trust.

•     Ms. Quill has substantial experience serving in senior executive positions at mutual fund administration service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has two standing committees: the Audit Committee, and the Nominating Committee.

•     The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the series’ annual audit and any matters bearing on the audit or the series’ financial statements and to assist the Board’s oversight of the integrity of the series’ pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young. It does not include any Interested Trustees. The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust. The Audit Committee met twice during the fiscal year ended September 30, 2025, with respect to the Fund.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

•     The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board, as well as assisting the Board in overseeing matters related to certain regulatory issues. The Nominating Committee meets from time to time as needed. The Nominating Committee will consider trustee nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Nominating Committee is chaired by Mr. Ross. The Nominating Committee met once during the fiscal year ended September 30, 2025.

Independent Trustees comprise 80% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, the Advisor and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s CCO, the Advisor’s management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees

Certain information regarding ownership by the Trustees of the Fund and other series of the Trust as of December 31, 2025, is set forth in the following table.

Name of Trustee	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jill I. Mavro, Independent Trustee	None	None
Ashley Toomey Rabun, Independent Trustee	None	None
James E. Ross, Independent Trustee	None	None
William H. Young, Independent Trustee	$50,001 – $100,000	$50,001 – $100,000
Maureen Quill, Interested Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

The following table lists the control persons of the Fund as of December 31, 2025. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.1 Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

Control Persons	Jurisdiction	Percentage of Total Outstanding Shares of Fund as of December 31, 2025
National Financial Services, LLC New York, NY 10281	New York	42.31%
LPL Financial San Diego, CA 92121	California	32.26%

1      The Fund has no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

The following table lists the principal shareholders of the Fund as of December 31, 2025. The principal shareholders are holders of record of 5% or more of the outstanding shares of the Fund, including the listed shareholders that are financial intermediaries.1

Principal Shareholders	Percentage of Total Outstanding Shares of the Fund as of December 31, 2025
National Financial Services, LLC New York, NY 10281	42.26%
LPL Financial San Diego, CA 92121	32.23%
Charles Schwab & Co Inc. San Francisco, CA 94104	19.43%

1      The Fund has no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

As of December 31, 2025, the Trustees and officers of the Trust as a group beneficially did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Fund’s distributor, IMST Distributors, LLC (the “Distributor”), or any of their respective affiliates.

The Advisor

Ironclad Investments LLC, located at 190 Independence Lane, Suite 2D, Maitland, FL 32751, acts as the Fund’s investment advisor pursuant to an advisory agreement (the “Advisory Agreement”) for the Fund. Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments. The Advisor also continuously monitors and maintains the Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund. The Advisor was founded and is controlled by Rudy Aguilera.

The Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s Independent Trustees; insurance (including Trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of Trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.25% of the average daily net assets of the Fund. This agreement is in effect as long as the Investment Advisory Agreement for the Fund is in effect, and it may be terminated only by the Trust’s Board of Trustees.

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

The Fund paid the following advisory fees to the Advisor for the periods indicated:

	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
For the fiscal year ended September 30, 2025	$2,098,235	$(118,197)	$1,980,038
For the fiscal year ended September 30, 2024	$1,758,164	$(152,603)	$1,605,561
For the fiscal year ended September 30, 2023	$1,572,281	$(121,164)	$1,451,117

Portfolio Manager

The Fund is managed by Rudy Aguilera (the “Portfolio Manager”). The following table shows the number of other accounts managed by the Portfolio Manager and the total assets in the accounts managed within various categories as of September 30, 2025.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Rudy Aguilera	0	$0	0	$0	0	$0
	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Rudy Aguilera	0	$0	0	$0	0	$0

Material Conflicts of Interest.    Actual or apparent conflicts of interest may arise when the Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Manager, if any, the Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the Portfolio Manager. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Compensation.    Mr. Aguilera receives a salary and an annual discretionary bonus based on the overall profitability of the Advisor. As an equity owner of the Advisor, Mr. Aguilera participates in the overall profitability of the Advisor.

Securities of the Fund Owned by the Portfolio Manager.    The following chart sets forth the dollar range of shares of the Fund owned by the Portfolio Manager as of September 30, 2025:

Dollar Range of Shares Owned in the Fud (A. None, B. $1-$10,000, C. $10,001-$50,000, D. $50,001-$100,000, E. $100,001-$500,000, F. $500,001-$1,000,000, G. over $1,000,000)
Rudy Aguilera	G

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 W. Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund. The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

Pursuant to the Co-Administration Agreement, the Fund pays the Co-Administrators a fee for administration services. The fee is payable monthly based on the Fund’s average daily net assets. The Fund paid the following co-administration fees for the periods indicated:

Co-Administration Fees*
For the fiscal year ended September 30, 2025	$218,735
For the fiscal year ended September 30, 2024	$193,992
For the fiscal year ended September 30, 2023	$174,390

*       Includes Fund Administration and Accounting fees.

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

Tait Weller & Baker LLP (“Tait Weller”), Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529, is the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements and the performance of related tax services.

Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust.

Paul Hastings LLP (“Paul Hastings”), 101 California Street, 48th Floor, San Francisco, California 94111, serves as independent legal counsel to the Independent Trustees.

Distributor and the Distribution Agreement

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), is the distributor (also known as the principal underwriter) of the shares of the Fund and is located at 190 Middle Street, Suite 301, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the FINRA. The Distributor is not affiliated with the Trust, the Advisor or any other service provider for the Fund.

Under a Distribution Agreement with the Trust dated January 1, 2013 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a commercially reasonable efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services. The Advisor pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers. The brokers may also supply the Fund with research, statistical and other services.

The Fund paid the following brokerage commissions for the periods indicated:

Brokerage Commissions
For the fiscal year ended September 30, 2025	$23,875
For the fiscal year ended September 30, 2024	$16,169
For the fiscal year ended September 30, 2023	$31,788

Holdings of Securities of the Fund’s Regular Brokers or Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of the Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. The Fund did not hold any securities of its “regular brokers or dealers” during the fiscal year ended September 30, 2025.

PORTFOLIO TURNOVER

Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

The Fund’s portfolio turnover rates for the fiscal years ended September 30, 2025, and September 30, 2024, were 1% and 12%, respectively.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Fund’s proxies to the Advisor, subject to the Board’s continuing oversight. The Trust Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund. The Trust Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (the “Advisor Policies”) and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. See Appendix B for the Advisor Policies and the Trust Policies. The Advisor Policies and the Trust Policies are intended to serve as guidelines and to further the economic value of each security held by the Fund. The Trust’s CCO will review the Trust Policies and the Advisor Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests and the Fund’s interests, the Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ended June 30 of each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-(888)-979-IRON (4766), by visiting the Fund’s website at www.IroncladFunds.com, or by visiting the SEC’s web site at http://www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and the Fund’s transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control, and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Trust. The Disclosure Policy applies to the Fund, Advisor and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to UMBFS, MFAC, the Board of Trustees, Morgan Lewis (counsel to the Trust and the Fund), Paul Hastings (counsel to the Independent Trustees), and the Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning the Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor to the Fund’s shareholders. The Fund and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Fund. The Fund’s Disclosure Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to the Fund’s public website (www.IroncladFunds.com) or (2) disclosed in periodic regulatory filings on the SEC’s website (www.sec.gov). Management of the Fund may make publicly available its portfolio holdings on the Fund’s public website no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy.    All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, and (iii) evaluation service providers (as described below).

Evaluation Service Providers.    These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc., if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Fund or its authorized Service Providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund’s non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or its Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Other Entities.    Pursuant to the Disclosure Policy, the Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

Current Arrangements Regarding Disclosure of Portfolio Holdings.    As of the date of this SAI, the Trust or the Fund has on-going business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Advisor, the Co-Administrators and the Custodian pursuant to investment management, administration and custody agreements, respectively, under which the Fund’s portfolio holdings information is provided daily on a real-time basis (i.e., with no lag time); (ii) Tait Weller (independent registered public accounting firm), Morgan Lewis and Paul Hastings (attorneys) to which the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, (iii) Practical Computer Application, to which MFAC provides the Trust’s portfolio holdings information on a daily basis for programming and database hosting services in connection with MFAC’s administrative services to the Trust; (iv) Donnelley Financial Solutions, to which the Trust provides portfolio holdings information on a monthly basis in connection with the filings of Form N-PORT; (v) FilePoint to which MFAC provides the Fund’s portfolio holdings on a monthly basis in connection with filings of Form N-PORT; (vi) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-PORT (for the first and third fiscal quarters) or Form N-CSR (for the second and fourth fiscal quarters), as applicable and (vii) Gainskeeper, Inc. and its affiliates, pursuant to an administrative agency agreement under which the Trust provides the Fund’s portfolio tax lot holdings and transaction level data information on a daily basis.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (the “NAV”) of the Fund’s shares will fluctuate and is determined as of the close of regular trading on the primary exchange on which the securities are listed on any day that the New York Stock Exchange (the “NYSE”) is open for trading. The NAV may be calculated earlier if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities by (b) the number of shares outstanding (assets — liabilities/# of shares = NAV). The NAV takes into account all of the expenses and fees of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) responsible for determining whether market quotations are readily available and reliable, and making good faith determinations of fair value when appropriate. The Valuation Designee carries out its responsibilities with respect to fair value determinations through its Valuation Committee. As the Valuation Designee, the Advisor is responsible for the establishment and application, in a consistent manner, of appropriate methodologies for determining the fair value of investments, periodically reviewing the selected methodologies used for continuing appropriateness and accuracy, and making any changes or adjustments to the methodologies as appropriate. The Valuation Designee is also responsible for the identification, periodic assessment, and management of material risks, including material conflicts of interest, associated with fair value determinations, taking into account the Fund’s investments, significant changes in the Fund’s investment strategies or policies, market events, and other relevant factors. The Valuation Designee is subject to the general oversight of the Board.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“Nasdaq”), National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. Over-the-counter (“OTC”) securities which are not traded in the Nasdaq National Market System are valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by the Advisor’s procedures, which have been approved by the Board. The Advisor will periodically test the appropriateness and accuracy of the fair value methodologies that have been selected for the Fund. The Fund may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Advisor, in good faith, deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Fund’s Prospectus. Shares of the Fund are sold at the next NAV calculated after receipt of an order for purchase. In order to purchase shares of the Fund, you must invest the initial minimum investment. However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). Furthermore, the Fund may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders. In addition, if you purchase shares using a check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 days while the Fund waits for the check to clear.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships,” and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Fund will be subject to income tax at the applicable corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. The Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

Redemptions of Fund shares may indirectly result in taxable distributions to non-redeeming shareholders. Redemptions may directly or indirectly result from actions taken (or not taken) by the Trust, the Advisor, a fund or an affiliate. Those actions may include changes to investment strategies, liquidation or combination of funds, elimination or addition of share classes and launches of new funds. To generate cash to pay redeeming shareholders, the Fund may dispose of its underlying investments, which may result in the recognition of taxable income or gain, which generally needs to be distributed to avoid Fund-level taxation.

The Fund may use so-called “equalization accounting” in determining whether it satisfies its distribution requirements. If the Fund uses equalization accounting in a year, it will allocate a portion of its income and gain to redemptions of its shares, and that portion will be deemed distributed by the Fund for purposes of the distribution requirements under the Code. Use of equalization accounting may reduce the amount of income or gain that the Fund is otherwise required to distribute to non-redeeming shareholders. Equalization accounting does not affect the treatment of redeeming shareholders. The Internal Revenue Service (the “IRS”) has not published guidance on the method by which a regulated investment company should allocate income and gain to redemptions for purposes of equalization accounting. If the IRS were to determine that the Fund is using an improper method of allocation when using equalization accounting, the Fund could be liable for additional federal income or excise tax and could potentially lose its eligibility for treatment as a regulated investment company. The use of equalization accounting is generally not required, and the Fund might determine not to use equalization accounting.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to distribute its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by the Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income, generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. Dividends received by the Fund from REITs generally do not qualify for treatment as qualified dividend income.

Dividends paid by the Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

If the Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend, then Fund dividends attributable to that REIT dividend income (as reduced by certain Fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to noncorporate shareholders under the Code. In order to qualify for this deduction, noncorporate shareholders must meet minimum holding period requirements with respect to their Fund shares.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

Distributions of net capital gain if any, that the Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. The Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions are subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

The Fund’s transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Fund will monitor these transactions and will make the appropriate entries in its books and records, and if the Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

The Fund’s transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are generally taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

The Fund’s entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, the Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as the Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect to “pass through” to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund’s shareholders will be provided to them and any shareholder subject to tax on dividends will be required: (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes. The Fund does not expect to satisfy the requirements for passing through to its shareholders their respective pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Foreign exchange gains or losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by the Fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and require non-U.S. shareholders to file nonresident U.S. income tax returns.

The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain U.S. Treasury regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or at a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

DIVIDENDS AND DISTRIBUTIONS

The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes. If during any year the Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by the Fund reduces the Fund’s NAV on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder’s capital.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

GENERAL INFORMATION

Investment Managers Series Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust has a number of outstanding series of shares of beneficial interest each of which represents interest in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, CA 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise immaterial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the 1933 Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust, and the Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of the Advisor to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Fund’s Annual Financials and Other Information for the fiscal year ended September 30, 2025, which is included as part of the Fund’s most recent Form N-CSR filing and includes the “Report of Independent Registered Public Accounting Firm”, “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. A copy of the Fund’s Annual Financials and Other Information can be obtained at no charge by calling 1-(888)-979-IRON (4766) or writing the Fund.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS

S&P Global Ratings

A brief description of the applicable S&P Global Ratings (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.     Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.      Nature of and provisions of the obligation; and

3.      Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA	Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A

Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB

Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” rating.

B

Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

CCC

Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” debt rating.
C

The rating “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.
D

Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r

The letter “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L

The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1

This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”
*	Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.
A-3

Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.
C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D

Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities

AAA	This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
AA

A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB

An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB

As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service, Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Debt

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

Aaa

Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa

Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C

Bonds that possess one of these ratings provide questionable protection of interest and principal “Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds “Caa” “Ca” and “C” bonds may be in default.

Con. (—)

Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)

When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.
MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
MIG 3/VMIG 3

This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4

This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•     Leading market positions in well-established industries.

•     High rates of return on Funds employed.

•     Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•     Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•     Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings

aaa	Preferred stocks which are rated “aaa” are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
aa

Preferred stocks which are rated “aa” are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a

Preferred stocks which are rated “a” are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa

Preferred stocks which are rated “baa” are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba

Preferred stocks which are rated “ba” are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES

Ironclad Investments, LLC
Proxy Voting Policy

Background

Ironclad Investments LLC (“Ironclad”) has a fiduciary duty to its clients. Consequently, there is an obligation to place the best interests of its clients first and foremost in all situations. Proxy voting is one such situation. To fulfill this duty, an investment adviser must cast votes in a manner consistent with the best interests of its clients.

The Firm has adopted these policies and procedures to fulfill its fiduciary responsibilities to clients and to comply with the requirements of Rule 206(4)-6 under the Investment Advisers Act.

Policy

The Firm will vote proxies in a manner that it believes will maximize value for the Firm’s clients.

Procedures

In the event the Firm engages in the purchase or sale of voting securities and receives proxies, the Firm will follow the procedures set forth below.

In order to maximize shareholder value, the Firm will vote proxies in a manner that it believes will lead to securities increasing the most, or declining the least, in value. The Firm will consider the short and long-term implications of the proposal to be voted on.

The Chief Compliance Officer will work with the members of the Investment Management Team to ensure that all proxies received by the Firm are voted in a timely manner and in a manner consistent with the Firm’s determination of its clients’ best interests. The Firm will also work with the Fund’s administrative teams to ensure that all votes are properly reflected annually in Form N-PX.

Conflicts of Interest

The Firm will review each proxy to assess the extent, if any, to which there may be a material conflict of interest. If the Firm determines that a potential conflict may exist, it shall resolve the conflict in a manner consistent with the best interests of its clients.

All personnel are required to notify the CCO of any material conflict that may impair the Firm’s ability to vote proxies in an objective manner. Any attempt to influence the voting of client proxies in a manner that is inconsistent with this proxy voting policy must be reported to the CCO.

INVESTMENT MANAGERS SERIES TRUST
PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of each Fund (each an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust will therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund. An Advisor may delegate this responsibility to a Fund’s Sub-Advisor(s).

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor will perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which will be presented to the Board for its review. Each Advisor will promptly provide to the Trust’s Chief Compliance Officer (“CCO”) updates to its proxy voting policy as they are adopted and implemented, and the Trust’s CCO will then report such updates to the Board.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a website, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s transfer agent will notify the Advisor of any such request of proxy voting procedures. The Advisor shall reply to any Fund shareholder request within three (3) business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor will provide a complete annual voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator no later than July 31st of each year. The Trust’s co-administrator, MFAC will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Each Advisor is responsible for providing its current proxy voting policies and procedures and any subsequent amendments to the Trust’s CCO. SEC Form N-PX is filed with respect to each Fund by MFAC (acting as filing agent), by no later than August 31st of each year. Each such filing details all proxies voted on behalf of the Fund for the prior twelve months ended June 30th. In connection with each filing on behalf of the Fund, the Advisor’s CCO must sign and return to MFAC no later than July 30th a Form N-PX Certification stating that the Advisor has adopted proxy voting policies and procedures in compliance with the SEC’s Proxy Voting Rule.

PART C: OTHER INFORMATION

Ironclad Managed Risk Fund

ITEM 28.   EXHIBITS

(a)	(1)

Amended and Restated Agreement and Declaration of Trust of Registrant dated June 16, 2022 is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 1182 to Registrant’s Registration Statement on Form N-1A filed with the Commission on July 26, 2022.

	(2)		Certificate of Trust of the Registrant dated February 15, 2005 is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 14 filed with the Commission on March 31, 2006.
(3)

Certificate of Amendment to Certificate of Trust of the Registrant dated May 31, 2005 is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 14 filed with the Commission on March 31, 2006.

(4)

Certificate of Amendment to Certificate of Trust of the Registrant dated December 3, 2007 is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 29 filed with the Commission on December 5, 2007.

(5)

Certificate of Correction to Certificate of Trust dated November 23, 2009 is incorporated herein by reference to Exhibit (a)(5) of Post-Effective Amendment No. 73 filed with the Commission on December 30, 2009.

	(6)		Certificate of Designation of Ironclad Managed Risk Fund is incorporated herein by reference to Exhibit (a)(9) of Post-Effective Amendment No. 101 filed with the Commission on July 20, 2010.
(b)

By-Laws of Registrant as amended on January 9, 2008, March 25, 2009, December 5, 2013, March 10, 2016, and June 16, 2022 is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 1182 filed with the Commission on July 26, 2022.

(c)			Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.
(d)

Amended and Restated Investment Advisory Agreement dated February 1, 2014 is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 457 filed with the Commission on January 28, 2014.

(e)			Distribution Agreement Distribution Agreement is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 297 filed with the Commission on December 26, 2012.
	(1)		Novated Distribution Agreement is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 1162 filed with the Commission on October 26, 2021.
		(i)	Amendment to Novated Distribution Agreement is incorporated herein by reference to Exhibit (e)(1)(i) of Post-Effective Amendment No. 1196 filed with the Commission on January 23, 2023.
(f)			Bonus or Profit Sharing Contracts is not applicable.
(g)			Custody Agreement is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 31 filed with the Commission on February 1, 2008.
	(1)		Amendment to Custody Agreement dated March 31, 2021 is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 1145 filed with the Commission on March 29, 2021.
(h)			Other Material Contracts
	(1)		Amended and Restated Transfer Agency Agreement dated March 25, 2009 is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 56 filed with the Commission on April 1, 2009.

(2)

Amended and Restated Fund Accounting Agreement dated March 5, 2014 is incorporated herein by reference to Exhibit (h)(2)(i) of Post-Effective Amendment No. 490 filed with the Commission on March 28, 2014.

(3)

Amended and Restated Co-Administration Agreement dated March 5, 2014 is incorporated herein by reference to Exhibit (h)(3)(i) of Post-Effective Amendment No. 490 filed with the Commission on March 28, 2014.

(i)

Amendment to Co-Administration Agreement dated August 4, 2014 is incorporated herein by reference to Exhibit (h)(3)(ii) of Post-Effective Amendment No. 571 filed with the Commission on October 24, 2014.

	(4)		Amended and Restated Operating Expenses Limitation Agreement is incorporated herein by reference to Exhibit (h)(4)(i) of Post-Effective Amendment No. 825 filed with the Commission on January 23, 2017.
(i)			Opinion and Consent of Legal Counsel is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 110 filed with the Commission on October 8, 2010.
(j)			Consent of Independent Registered Public Accounting Firm — filed herewith.
(k)			Not applicable
(l)			Form of Initial Subscription Agreement is incorporated herein by reference to Exhibit (l) of Post-Effective Amendment No. 110 filed with the Commission on October 8, 2010.
(m)			Not applicable
(n)			Not applicable
(o)			Power of Attorney

Power of Attorney dated September 16, 2025 for Ashley Rabun, Charles Miller, William Young, James Ross, Jill Mavro and Maureen Quill is incorporated herein by reference to Exhibit (o) of Post-Effective Amendment No. 1249 filed with the Commission on September 24, 2025.

(p)			Code of Ethics
	(1)		Code of Ethics of the Trust is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 998 filed with the Commission on February 26, 2019.
	(2)		Code of Ethics of the Advisor is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 110 filed with the Commission on October 8, 2010.

ITEM 29.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

See the Statement of Additional Information.

ITEM 30.   INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant’s Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee’s service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Distributor and/or each of the Distributor Indemnitees may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur in connection with this Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, (c) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of this Agreement, or (d) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the 1933 Act or the 1940 Act.

ITEM 31.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

With respect to the Advisor, the response to this Item is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32.   IMST DISTRIBUTORS, LLC

Item 32(a)   IMST Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.     AAM/HIMCO Short Duration Fund, Series of Investment Managers Series Trust

2.     AAM/Insight Select Income Fund, Series of Investment Managers Series Trust

3.     Abraham Fortress Fund, Series of Investment Managers Series Trust II

4.     ACR Equity International Fund, Series of Investment Managers Series Trust II

5.     ACR Opportunity Fund, Series of Investment Managers Series Trust II

6.     Arena Strategic Income Fund, Series of Investment Managers Series Trust II

7.     Bahl & Gaynor Income Growth Fund, Series of Investment Managers Series Trust

8.     Genter Dividend Income Fund, Series of Investment Managers Series Trust

9.     Ironclad Managed Risk Fund, Series of Investment Managers Series Trust

10.   Kennedy Capital ESG SMID Cap Fund, Series of Investment Managers Series Trust II

11.   Kennedy Capital Small Cap Growth Fund, Series of Investment Managers Series Trust II

12.   Kennedy Capital Small Cap Value Fund, Series of Investment Managers Series Trust II

13.   Riverbridge Growth Fund, Series of Investment Managers Series Trust

14.   The Ambassador Fund, Series of Investment Managers Series Trust II

15.   The Diplomat Fund, Series of Investment Managers Series Trust II

16.   Towle Deep Value Fund, Series of Investment Managers Series Trust

Item 32(b)  The following are the Officers and Manager of the Distributor. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kelly B. Whetstone	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer, Vice President, and Chief Compliance Officer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)  Not applicable.

ITEM 33.   LOCATION OF ACCOUNTS AND RECORDS.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent, Fund Accountant and Co-Administrator	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, WI 53212
Registrant’s Co-Administrator	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740
Registrant’s Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri, 64106
Registrant’s Investment Adviser	Ironclad Investments LLC 190 Independence Lane, Suite 2D Maitland, Florida 32751
Registrant’s Distributor	IMST Distributors, LLC 190 Middle Street, Suite 301, Portland, Maine 04101

ITEM 34.   MANAGEMENT SERVICES

Not applicable

ITEM 35.   UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 28th day of January, 2026.

INVESTMENT MANAGERS SERIES TRUST
By:	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 28th day of January, 2026, by the following persons in the capacities set forth below.

Signature	Title
†
Ashley Toomey Rabun	Trustee
†
William H. Young	Trustee
†
Jill I. Mavro	Trustee
†
James E. Ross	Trustee
/s/ Maureen Quill
Maureen Quill	Trustee, President and Principal Executive Officer
/s/ Rita Dam
Rita Dam	Treasurer, Principal Accounting Officer and Principal Financial Officer
† By	/s/ Rita Dam
Attorney-in-fact, pursuant to power of attorney previously filed with Post-Effective Amendment No. 1249 on September 24, 2025.

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Independent Registered Public Accounting Firm	Ex99.28(j)